Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. SLM CORPORATION Q1 2012 Investor Presentation MAY 7, 2012 Exhibit 99.1

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Forward-Looking
Statements; Non-GAAP Financial Measures
The following information is current as of May 7, 2012 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31,
2011 (the “2011 Form 10-K”), the Company’s first quarter Form 10-Q and subsequent reports filed with the Securities and Exchange Commission (the “SEC”).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2011 Form 10-K, the Company’s first quarter Form 10-Q and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our  derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in
GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.  For additional information, see “Core Earnings — Definition and Limitations” in the Company’s first quarter Form 10-Q for a further discussion and a complete reconciliation between GAAP net income and core earnings.

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SLM Corporation
SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 11
Credit Quality Page 19
Servicing: A Competitive Advantage Page 28
Funding Diversity and Liquidity Page 32
Risk-Adjusted Capitalization Page 43
FFELP ABS Appendix Page 46
Private Education Loan ABS Appendix Page 51
SLM Appendix Page 73

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 4 SLM Corporation Overview

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP
1
and Private Education Loans
Serving 25 million unique customers, as of
March 31, 2012
Servicing for third parties, including 3.7 million
loans for the Department of Education (“ED”), as
of March 31, 2012
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
$173 billion student loan portfolio, 79% of which
is insured or guaranteed, as of March 31, 2012
SLM Corporation
1
Federal Family Education Loan Program (“FFELP”).

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
A Brief Corporate History
1965
1972
1996
2004
2008
2009
2010
• Congress creates the Guaranteed Student Loan Program, currently known as FFELP
• Congress establishes, as a GSE, the Student Loan Marketing Association
or “Sallie Mae”
• Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created
• GSE dissolved… SLM Corporation becomes a fully independent, private sector corporation
• Challenging economy; U.S. Government support of FFELP, private education lending curtailed
• SLM wins 5 year contract to service for US Dept Education
• Smart Option private loan introduced
• FFELP eliminated in legislative reform July 2010
• SLM acquires $25 billion FFELP portfolio from Student Loan Corporation
SLM Corporate Debt Ratings
Moody’s S & P Fitch
Long-
Term
Ba1 BBB- BBB-
Short-
Term
Not-Prime A-3 F3
Outlook
Stable Stable Stable
As of March 31, 2012
Net of provision
As of March 31, 2012
Loan Portfolio
Loan Type $billions %
FFELP Loans
$135.9 79%
Private Education
$36.7 21%
Total Portfolio
$172.7 100%

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Q1 12 “Core Earnings” Summary
*
Credit performance continued to improve
Strong loan growth with high credit quality
Purchased FFELP portfolios totaling $906 million
($ millions), except per share amounts Q1 12 Q4 11 Q1 11
EPS (Reported) $0.55 $0.51 $0.48
Net Income $284 $268 $260
Net Interest Income $732 $773 $772
Loan Loss Provision $253 $292 $303
Fee and Other Income - Excluding Debt Repurchase Gains $198 $188 $189
Debt Repurchase Gains
(1) $37 - $64
Operating Expenses $262 $243 $303
Tangible Capital Ratio
(2) 2.4% 2.5% 2.3%
Average Student Loans $174,942 $176,567 $184,387
(1) “Core Earnings” debt repurchase gains for the first-quarter of 2011 included $26 million non-GAAP gain adjustments related to the accounting for derivative instruments.
(2) The “Tangible Capital Ratio” is total GAAP equity less goodwill and inquired intangibles divided by tangible assets, defined as total assets less goodwill and inquired intangibles.
* For a GAAP to “Core Earnings” reconciliation, see slide 74

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Consumer Lending Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q1 12 Q4 11 Q1 11
Private Originations $1,160 $457 $940
Average Student Loans $37,749 $37,259 $37,006
Net Interest Income after Provision - Private $190 $162 $135
Net Interest Margin - Private Education
(1) 4.26% 4.16% 4.11%
Operating Expenses $73 $67 $82
OpEx Annualized as a % of Average Student Loans 0.77% 0.72% 0.90%
Net Income $81 $63 $44
(1) Includes non-GAAP adjustments of 0.13%, 0.13%, and 0.04%, respectively, related to the accounting for derivative instruments.

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FFELP Loan Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q1 12 Q4 11 Q1 11
Average Student Loans $137,193 $139,308 $147,381
Net Interest Income after Provision - FFELP $286 $337 $344
Net Interest Margin - FFELP 0.85% 0.97% 0.98%
Operating Expenses $181 $185 $195
OpEx Annualized as a % of Average Student Loans 0.53% 0.53% 0.54%
Net Income $82 $109 $109
Includes non-GAAP adjustments of (0.27%), (0.33%), and  (0.35%), respectively, related to the accounting for derivative instruments.
(1)
(1)

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Consumer Lending
Largest originator of Private Education Loans
Significant long term value
Legacy portfolio quality vastly improved
Business Services
Businesses include loan servicing and collections for Department of Education, payment processing for colleges and universities and 529 plan servicing
Attractive fee business with little capital required & high return on equity
ABS servicing cash flows are super senior
Opportunities exist to expand services provided, including industry consolidation
Efficient cost structure and top performer
FFELP Loan Portfolio
Existing portfolios generating substantial income and cash flow
Residuals stable due to minimal credit and interest rate risk
Actively seeking to acquire additional FFELP loan portfolios
Three Aspects of the SLM Business Model

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 11 The U.S. Student Loan Market

Favorable Student Loan Market Trends
Source: Trends in College Pricing.©
2011 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Source: U.S. Department of Education, National Center for Education Statistics, 1990 through 2009 Integrated
Postsecondary Education Data System, "Fall Enrollment Survey" (IPEDS-EF:90–99), Spring 2001 through
Spring 2010; and Enrollment in Degree-Granting Institutions Model, 1980–2009.
Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward
Source: President’s 2012 Budget.  Net commitments by fiscal year
Note: Excludes consolidation volume
Source:  U.S. Census Bureau, Current Population Survey, 2011 Annual Social and Economic Supplement.
Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Quarter
IV 2011  Represents unemployment for civilian non-institutional population over age 25.
Unemployment
Average annual income
Higher Education Enrollment (millions)
Federal Student Loan Origination Volume ($ billions)
Annual Cost of Education ($ thousands)
Relationship Between Higher Education, Income and Employment
18.2
19.1
20.4
20.6
20.7
20.7
20.9
21.3
21.6
22.0
22.2
22.5
22.8
23.0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
10.5
11.4
12.1 12.8
13.6
14.4
15.2
16.2
17.1
$26.1
$27.5
$28.7
$30.5
$32.3
$34.2
$35.5
$37.0
$38.6
2004 2005 2006 2007 2008 2009 2010 2011 2012
Public Private
64.4
75.8
94.5
104.3
116.1
124.3
131.6
139.4
147.8
2007 2008 2009 2010 2011 2012 2013 2014 2015
0%
2%
4%
6%
8%
10%
12%
14%
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
Less than H.S. High school Some college Associate Bachelor's Master's Doctorate Professional
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College Grads Experience Lower Levels of Unemployment
Source: U.S. Department of Labor, Bureau of Labor Statistics as of 03/31/2012
Total Unemployment Rate Unemployment Rate with a Bachelor's Degree or Higher

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SLM Private Education Loan Originations
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Originations Y/Y Growth (%)

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Private Education Loan Portfolio Characteristics
$37 billion portfolio
21% of SLM’s total student loan portfolio
Approximately 63% of portfolio has a cosigner, typically a parent
Higher education loans typically non-dischargeable in bankruptcy
Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of March 31, 2012

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Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows deferred payments while the customer is in school
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities employed at both the customer and cosigner level
All loans certified by the school’s financial aid office to help ensure that customers borrow no more than the cost of attendance
SLM’s Private Education Loan Products

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Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 20 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of that is funded by private education loans
Assuming Federal Loans and Grants remain constant – a 4% increase in the cost of education would result in a $17 billion incremental funding requirement for students and families
Role of Private Education Loan
U.S. Department of Education 2010
Source: U.S. Department of Education, President’s 2013 Budget  & Company analysis
Cost of
attendance
gap
Cost of
attendance
gap
AY
2000-2001
AY
2010-2011
$112,240
$42,600
$147,960
$64,600
$17,125 $17,125
$31,000 $31,000
$95,115
$25,475
$116,960
$33,600
Full -Time
Private School
Full -Time
Public School
Full -Time
Private School
Full -Time
Public School
ED Lending Limit Cost of attendance gap
$113
$116
$200
$7
Federal
Family
Contributions
Grants
Private
Education
Loans
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012  Academic Year
Source: Trends in College Pricing.© 2011 The College Board,. www.collegeboard.org,

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2010-11 academic year market share approximately 40%
Private Credit Industry Originations
Private Education Loans declined as result of an increase in federal student loan limits, an overall increase in the use of federal student loans, as well as an increase in federal grants.
$3.8
$4.8
$7.1
$7.7 $7.7
$4.8
$2.5
$9.4
$13.0
$16.0
$19.0
$21.1
$10.3
$6.8
$6.0
03-04 04-05 05-06 06-07 07-08 08-09 09-10 10-11
SLM vs. Industry Originations
(billions)
SLM Total Market
$2.3
Source: Trends in Student Aid.© 2011 The College Board,. www.collegeboard.org, industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 19 Credit Quality

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+
=
Private Education
Loans
(2)
21%
U.S. Government
Guaranteed Loans
(2)
79%
Charge-Offs
(1)
= 0.07%
Charge-Offs
(1)
= 2.39%
Total Charge-Offs
(1)
= 0.57%
(1) All data as of March 31, 2012. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan Portfolio
(2)
Loan Losses

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Private Credit Default Performance
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of March 31, 2012
Historical Defaults by Months in Repayment
Historical Defaults by Payments Made
8%
13%
16%
13%
10%
8%
6%
5%
4%
3%
3% 3% 2% 2% 2%
8%
21%
37%
51%
61%
69%
75%
80%
84%
87%
90%
93% 95%
98%
100%
0%
20%
40%
60%
80%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
57%
11%
7%
5%
4%
3% 3%
2%
2% 1% 1%
1% 1% 0% 1%
57%
68%
75%
80%
84%
87%
90%
93%
95%
96%
97%
98%
99% 99%
100%
0%
50%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date Cumulative Defaults
# Payments Made
Defaults Per Payments Made Cumulative Defaults

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Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Charge-offs - Traditional Portfolio
(1)
2.3% 2.7% 2.9% 2.8% 2.9%
Charge-offs - Non-Traditional Portfolio
(1)
10.3% 11.9% 11.5% 12.5% 13.4%
Charge-offs - Total Portfolio
(1) 3.0% 3.5% 3.7% 3.7% 3.9%
90+ Day Delinq as a % of Repay - Traditional Portfolio 3.6% 4.0% 4.0% 3.7% 4.1%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 12.5% 13.6% 14.3% 13.2% 14.4%
90+ Day Delinq as a % of Repay - Total Portfolio 4.4% 4.9% 5.0% 4.6% 5.1%
Forb as a % of Forb & Repay - Traditional Portfolio 4.1% 4.2% 4.3% 4.5% 4.4%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 6.8% 6.6% 6.7% 7.0% 6.5%
Forb as a % of Forb & Repay - Total Portfolio 4.3% 4.4% 4.5% 4.7% 4.6%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.8% 5.6% 5.7% 5.2% 5.1%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 22.8% 23.1% 25.4% 24.8% 27.1%
Allowance as a % of Loans in Repay - Total Portfolio 7.2% 7.2% 7.5% 7.1% 7.2%

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Private Education Loan Portfolio Performance
Traditional Loans with a Cosigner Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Outstanding Balance as a % of Total
60% 59% 59% 58%
57%
90+ Delinquency as a % of Repayment
2.6% 2.9% 2.9% 2.7%
3.0%
Forbearance as a % of Repayment & Forbearance
3.7% 3.8% 3.8% 4.0%
3.9%
Charge-Offs as a % of Repayment
(1)
1.4% 1.7% 1.9% 1.8%
1.8%
Traditional Loans without a Cosigner Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Outstanding Balance as a % of Total
31% 32% 32% 33%
33%
90+ Delinquency as a % of Repayment
5.5% 5.8% 5.9% 5.5%
5.9%
Forbearance as a % of Repayment & Forbearance
4.7% 4.7% 4.9% 5.1%
4.9%
Charge-Offs as a % of Repayment
(1)
3.9% 4.5% 4.9% 4.6%
4.8%
Non-Traditional Loans with a Cosigner Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Outstanding Balance as a % of Total
3% 3% 3% 3%
3%
90+ Delinquency as a % of Repayment
10.4% 11.8% 12.2% 11.0%
12.0%
Forbearance as a % of Repayment & Forbearance
8.1% 7.8% 7.7% 8.1%
7.5%
Charge-Offs as a % of Repayment
(1)
7.1% 7.8% 8.0% 8.8%
9.2%
Non-Traditional Loans without a Cosigner Q1 12 Q4 11 Q3 11 Q2 11 Q1 11
Outstanding Balance as a % of Total
6% 7% 7% 7%
7%
90+ Delinquency as a % of Repayment
13.3% 14.4% 15.1% 14.1%
15.4%
Forbearance as a % of Repayment & Forbearance
6.2% 6.1% 6.3% 6.5%
6.0%
Charge-Offs as a % of Repayment
(1)
11.6% 13.6% 12.9% 14.0%
15.1%
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented

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Significant Improvement in Portfolio Quality
Total originations in 2009 had an average winning FICO of 745 and 83% were cosigned.
Total originations in 2010 had an average winning FICO of 739 and 89% were cosigned.
Total originations in 2011 had an average winning FICO of 748 and 91% were cosigned.
Total
originations in Q1 2012 had an average winning FICO of 748 and 88% were cosigned.
$ Volume in
Billions
% of Non
Traditional
% of Cosigned % of For
Profit
Average Winning
FICO
Actual
2008 $7.4 15% 54% 33% 709
2009 $6.6 13% 56% 27% 711
2010 $5.2 11% 59% 21% 713
2011
$3.5 10% 62% 17% 714
Projected
(2)
$1.7 9% 65% 15% 717
$0.6 7% 71% 11% 725
Legacy Loans Entering Repayment
(1)
(1) Excludes Smart Option loans.
(2) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher FICO scores  and cosigners.
Note: Volume for all years is based on outstanding balances.
2013
2012

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Loan Seasoning
(Dollars in millions)
March 31, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,268
Loans in Forbearance 758 9.9% 174 2.8% 116 2.2% 57 1.6% 74 1.2% 1,178 4.1%
Loans in Repayment- Current 5,942 77.4% 5,566 90.1% 4,862 91.6% 3,357 93.8% 5,742 95.3% 25,468 88.5%
Loans in Repayment- Delinq 31-60 days 295 3.8% 141 2.3% 115 2.2% 60 1.7% 80 1.3% 690 2.4%
Loans in Repayment- Delinq 61-90 days 199 2.6% 87 1.4% 65 1.2% 32 0.9% 41 0.7% 424 1.5%
Loans in Repayment- Delinq 90 + days 487 6.3% 207 3.4% 148 2.8% 73 2.0% 89 1.5% 1,003 3.5%
7,681 $        100% 6,175 $        100% 5,306 $        100% 3,579 $        100% 6,026 $          100% 28,767 $     100%
Charge-offs as a % of loans in repayment 4.6% 2.0% 1.4% 1.2% 1.0% 2.3%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 649
Loans in Forbearance 134 12.8% 24 4.7% 16 3.6% 7 2.3% 12 2.1% 193 6.8%
Loans in Repayment- Current 587 55.9% 354 72.2% 342 79.3% 269 85.4% 478 86.2% 2,030 71.5%
Loans in Repayment- Delinq 31-60 days 86 8.2% 30 6.2% 21 4.9% 12 3.7% 19 3.4% 168 5.9%
Loans in Repayment- Delinq 61-90 days 66 6.3% 20 4.1% 14 3.3% 7 2.3% 13 2.3% 120 4.2%
Loans in Repayment- Delinq 90 + days 176 16.7% 63 12.8% 38 8.9% 20 6.3% 33 6.0% 330 11.6%
1,049 $        100% 491 $           100% 431 $           100% 315 $           100% 555 $             100% 2,841 $        100%
Charge-offs as a % of loans in repayment 16.9% 10.5% 6.8% 4.4% 4.2% 10.3%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 6,917
Loans in Forbearance 892 10.2% 198 3.0% 132 2.3% 64 1.7% 86 1.3% 1,372 4.3%
Loans in Repayment- Current 6,529 74.8% 5,920 88.8% 5,204 90.7% 3,626 93.1% 6,220 94.5% 27,499 87.0%
Loans in Repayment- Delinq 31-60 days 381 4.4% 171 2.6% 136 2.4% 72 1.8% 99 1.5% 859 2.7%
Loans in Repayment- Delinq 61-90 days 265 3.0% 107 1.6% 79 1.4% 39 1.0% 54 0.8% 544 1.7%
Loans in Repayment- Delinq 90 + days 663 7.6% 270 4.0% 186 3.2% 93 2.4% 122 1.9% 1,334 4.2%
8,730 $        100% 6,666 $        100% 5,737 $        100% 3,894 $        100% 6,581 $          100% 31,608 $     100%
Charge-offs as a % of loans in repayment 6.0% 2.7% 1.8% 1.4% 1.3% 3.0%
Total
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments

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Loan Seasoning
(Dollars in millions)
December 31, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,866
Loans in Forbearance 787 9.7% 169 2.7% 112 2.1% 58 1.7% 69 1.2% 1,195 4.2%
Loans in Repayment- Current 6,231 76.9% 5,658 89.5% 4,770 91.1% 3,245 93.1% 5,206 94.5% 25,110 87.6%
Loans in Repayment- Delinq 31-60 days 397 4.9% 177 2.8% 132 2.5% 69 2.0% 93 1.7% 868 3.0%
Loans in Repayment- Delinq 61-90 days 177 2.2% 78 1.2% 63 1.2% 33 1.0% 42 0.8% 393 1.4%
Loans in Repayment- Delinq 90 + days 515 6.4% 242 3.8% 162 3.1% 80 2.3% 97 1.8% 1,096 3.8%
8,107 $        100% 6,324 $        100% 5,239 $        100% 3,485 $        100% 5,507 $          100% 28,662 $     100%
Charge-offs as a % of loans in repayment 5.0% 2.5% 1.8% 1.4% 1.1% 2.7%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 656
Loans in Forbearance 133 11.7% 25 4.7% 14 3.3% 8 2.6% 11 2.2% 191 6.6%
Loans in Repayment- Current 635 55.8% 356 69.4% 340 77.6% 241 82.3% 440 83.5% 2,012 69.2%
Loans in Repayment- Delinq 31-60 days 109 9.6% 35 6.9% 26 5.8% 14 4.8% 24 4.5% 208 7.2%
Loans in Repayment- Delinq 61-90 days 68 6.0% 22 4.2% 15 3.5% 8 2.8% 14 2.7% 127 4.4%
Loans in Repayment- Delinq 90 + days 194 17.0% 75 14.5% 43 9.9% 22 7.5% 37 7.1% 371 12.8%
1,139 $        100% 513 $           100% 438 $           100% 293 $           100% 526 $             100% 2,909 $        100%
Charge-offs as a % of loans in repayment 19.2% 12.3% 7.0% 5.6% 4.5% 11.9%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 6,522
Loans in Forbearance 920 10.0% 194 2.8% 126 2.2% 66 1.8% 80 1.3% 1,386 4.4%
Loans in Repayment- Current 6,866 74.3% 6,014 88.0% 5,110 90.0% 3,486 92.3% 5,646 93.6% 27,122 85.9%
Loans in Repayment- Delinq 31-60 days 506 5.5% 212 3.1% 158 2.8% 83 2.2% 117 1.9% 1,076 3.4%
Loans in Repayment- Delinq 61-90 days 245 2.6% 100 1.5% 78 1.4% 41 1.1% 56 0.9% 520 1.6%
Loans in Repayment- Delinq 90 + days 709 7.7% 317 4.6% 205 3.6% 102 2.7% 134 2.2% 1,467 4.6%
9,246 $        100% 6,837 $        100% 5,677 $        100% 3,778 $        100% 6,033 $          100% 31,571 $     100%
Charge-offs as a % of loans in repayment 6.7% 3.2% 2.2% 1.7% 1.4% 3.5%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Loan Seasoning
(Dollars in millions)
March 31, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 7,414
Loans in Forbearance 827 9.0% 150 2.5% 87 2.1% 43 1.5% 48 1.1% 1,155 4.3%
Loans in Repayment- Current 7,214 78.2% 5,473 89.9% 3,818 91.6% 2,658 94.0% 4,030 95.0% 23,193 87.3%
Loans in Repayment- Delinq 31-60 days 363 3.9% 165 2.7% 102 2.4% 50 1.8% 65 1.5% 745 2.8%
Loans in Repayment- Delinq 61-90 days 246 2.7% 81 1.3% 46 1.1% 22 0.8% 29 0.7% 424 1.6%
Loans in Repayment- Delinq 90 + days 578 6.3% 222 3.7% 116 2.8% 55 1.9% 68 1.6% 1,039 3.9%
9,228 $        100% 6,091 $        100% 4,169 $        100% 2,828 $        100% 4,240 $          100% 26,556 $     100%
Charge-offs as a % of loans in repayment 4.7% 2.9% 1.9% 1.5% 1.2% 2.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 909
Loans in Forbearance 140 11.2% 22 4.7% 12 3.0% 5 2.2% 9 2.1% 188 6.5%
Loans in Repayment- Current 698 55.8% 410 71.5% 318 80.6% 206 83.5% 370 83.8% 2,002 68.9%
Loans in Repayment- Delinq 31-60 days 97 7.7% 36 6.3% 20 5.1% 12 4.7% 20 4.5% 185 6.4%
Loans in Repayment- Delinq 61-90 days 90 7.2% 23 4.0% 11 2.8% 6 2.4% 10 2.2% 140 4.8%
Loans in Repayment- Delinq 90 + days 225 18.0% 82 14.3% 34 8.7% 18 7.2% 33 7.4% 392 13.5%
1,250 $        100% 573 $           100% 395 $           100% 247 $           100% 442 $             100% 2,907 $        100%
Charge-offs as a % of loans in repayment 19.0% 14.5% 7.6% 6.1% 5.8% 13.4%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 8,323
Loans in Forbearance 967 9.2% 172 2.6% 99 2.2% 48 1.6% 57 1.2% 1,343 4.6%
Loans in Repayment- Current 7,912 75.5% 5,883 88.3% 4,136 90.6% 2,864 93.1% 4,400 94.0% 25,195 85.5%
Loans in Repayment- Delinq 31-60 days 460 4.4% 201 3.0% 122 2.7% 62 2.0% 85 1.8% 930 3.2%
Loans in Repayment- Delinq 61-90 days 336 3.2% 104 1.6% 57 1.2% 28 0.9% 39 0.8% 564 1.9%
Loans in Repayment- Delinq 90 + days 803 7.7% 304 4.6% 150 3.3% 73 2.4% 101 2.2% 1,431 4.9%
10,478 $     100% 6,664 $        100% 4,564 $        100% 3,075 $        100% 4,682 $          100% 29,463 $     100%
Charge-offs as a % of loans in repayment 6.4% 3.9% 2.4% 1.8% 1.6% 3.9%
Total
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments

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Revenue of $1.4 billion in 2011
Approximately 76% of revenue generated by services performed on FFELP Loans
ED servicing and collections businesses will grow organically with increase in federal
Direct Lending, added focus on increasing market share through performance
Growth in 529 account asset servicing and transaction processing is key objective
Plan to leverage campus relationships and servicing capabilities to grow Campus
Solutions processing business
Business Services Segment – “Core Earnings” Basis

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Business Services Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q1 12 Q4 11 Q1 11
Intercompany loan servicing $176 $180 $189
Third-party loan servicing $22 $22 $22
Guarantor servicing $11 $12 $9
Other servicing $27 $24 $25
Contingency revenue $90 $85 $78
Other Business Services revenue $8 $40 $11
Net Income $138 $158 $132

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Operations locations
Corporate Headquarters
Fishers, IN
•
Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Murray, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
• Business
Development
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 32 Funding Diversity and Liquidity

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Issued $2.8 billion of FFELP ABS
Issued $1.4 billion of Private ABS
Expanded and extended our FFELP ABCP facility to 2015
Issued $1.5 billion of unsecured debt
Paid quarterly dividend of $0.125 per common share
Repurchased 16.7 million shares at an average price of $16.02
2012 Capital Markets Summary
1
As of March 31, 2012
1

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Non-Consolidation FFELP Non-Consolidation FFELP Non-Consolidation FFELP
Issue $1,252M SLM Trust 2012-3 $824M SLM Trust 2012-2 $765M SLM Trust 2012-1
Pricing Date April 24, 2012 March 6, 2012 January 11, 2012
Collateral US Govt. Guaranteed FFELP
Stafford and Plus Loans
US Govt. Guaranteed FFELP
Stafford and Plus Loans
US Govt. Guaranteed FFELP
Stafford and Plus Loans
Prepayment
Speed
(1)
6% Constant Prepayment
Rate
6% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1 Aaa $1,215 4.6 L+65
B Aa1 $38 9.1 L+397
Moody’s Amt WAL (1) Pricing (2)
A-1   Aaa      $799    4.7      L+70
B      Aa1        $25    9.2      L+393
Moody’s Amt WAL (1) Pricing (2)
A-1 Aaa $170 1.1 L+25
A-2 Aaa $225 3.3 L+45
A-3 Aaa $347 7.1 L+110
B Aa1 $23 9.0 L+399
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Recent SLM Private ABS Transactions
Private Education Loans Private Education Loans Private Education Loans
Issue $891M SLM Trust 2012-B $547M SLM Trust 2012-A $721M SLM Trust 2011-C
Pricing Date April 4, 2012 February 2, 2012 November 21, 2011
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment
Speed
(1)
4% 4%
4%
Tranching
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $482   1.5     L+110
A-2     Aaa      $342   4.2     s+240
A-3     Aaa $67 5.7 L+300
Total $891 2.9 L+212
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $379   2.0      L+140
A-2     Aaa $168 5.2 s+285
Total $547 3.0 L+217
Moody’s Amt WAL (1) Pricing (2)
A-1       Aaa    $332   1.5      L+140
A-2A     Aaa $90 5.0 L+325
A-2B     Aaa    $299 5.0 s+325
Total $721 3.4 L+287
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on  fixed rate tranches were 3.51%, 3.86% and 4.59% for  2012-B, 2012-A and 2011-C respectively.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

High Percentage of Student Loans Funded to Term
Conservative long-term funding model
*
Gross loans, Numbers may not add due to rounding.
FFELP Consolidation
Term ABS,  $79 , 46%
FFELP Non-
Consolidation Term
ABS,  $25 , 15%
Private Term ABS,
$18 , 10%
Straight A Conduit,
$18 , 10%
ABCP Conduit &
FHLB,  $9 , 5%
Fixed Spread
Liabilities with
Average Life of 5.2
years,  $24 , 14%
$173* Billion Student Loan Portfolio
as of March 31, 2012

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Unsecured Debt Maturities
Note:  Does not include Sallie Mae Bank or Subsidiary funding
$1.7
$2.3
$3.0
$0.7
$2.3
$1.0
$2.8
$0.2
$4.3
As of March 31, 2012
(par value, $ in billions)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Unencumbered Assets & Unsecured Debt
($ in billions)
3/31/12 12/31/11 12/31/10 12/31/09
FFELP Stafford and Plus Loans, net
$ 0.8 $ 0.8 $ 1.0 $ 1.6
FFELP Consolidation Loans, net
0.3 0.2 0.5 0.5
Private Education Loans, net
11.4 11.0 11.1 12.5
Other Loans
0.2 0.2 0.3 0.4
Available Cash & Investments
4.1 3.9 5.3 8.1
Retained Interests*
- - - 1.8
Other Assets
4.1 4.1 4.1 5.2
Total Unencumbered Tangible Assets
$ 20.9 $ 20.2 $ 22.3 $ 30.1
Unsecured Debt Outstanding
$ 25.4 $ 24.1 $ 26.9 $ 35.1
Unencumbered Assets & Unsecured Debt
*   On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet.
** Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities.   Amounts reflect the current balance
and prior period adjustments made to account for  the impact of ASC 815.  Further detail of the nature of the adjustment can be found in the 4Q 2011 SLM
Corporation Supplemental Earnings Disclosure.
Net Assets in Secured Financing
Facilities 3/31/12 12/31/11 12/31/10 12/31/09
Off-Balance Sheet ABS (Non-GAAP)*
$           - $           - $           - $ 0.6
On-Balance Sheet ABS (GAAP)**
12.8 12.9 13.1 12.7
Total
$ 12.8 $ 12.9 $ 13.1 $ 3.3

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Secured Cash Flow
Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
YTD 2012 2011 2010 2009
Servicing (Cash Paid)
135
$        563 $        533 $        549
Net Residual* (Excess Distributions)
119
715 746 1,435
Net Cash Flow
173
568 1,465 1,296
427
$     1,846 $     2,743 $     3,280
Servicing (Cash Paid)
43
$        189 $        179 $        130
Residual (Excess Distribution)
28
28 8 90
Net Cash Flow
7
2 - 58
78 $        219 $        187 $        278
505
$     2,065 $     2,930 $     3,558
YTD 2012 2011 2010 2009
106,391
$  109,509 $   99,041 $  102,754
26,436
29,466 38,767 36,628
132,826
$  138,975 $  137,808 $  139,382
23,265
$   25,619 $   25,854 $   19,144
3,005
233 - 2,641
26,270
$   25,853 $   25,854 $   21,785
159,096
$  164,828 $  163,661 $  161,167
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term PC
Other Secured Financings
$
$
$
$
$
$
$
$
$
$

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Projected Cash Flows From FFELP Portfolio
*
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (5.5%), Consolidation (2.5%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $8.3 Billion
Total Cash Flows from Projected Servicing Revenues = $5.4 Billion as of  3/31/12 2012 2013 2014 2015 2016 2017 2018 2019
Projected FFELP Average Balance $129,627 $120,307 $109,196 $98,305 $88,369 $78,660 $69,612 $61,105
Projected Excess Spread $675 $842 $770 $683 $628 $563 $620 $556
Projected Servicing Revenue $524 $648 $588 $531 $474 $419 $366 $316
Projected Total Revenue $1,199 $1,490 $1,359 $1,214 $1,103 $982 $987 $872
2020 2021 2022 2023 2024 2025 2026 2027
Projected FFELP Average Balance $53,179 $45,793 $39,442 $34,292 $29,462 $24,828 $20,469 $16,253
Projected Excess Spread $485 $427 $346 $301 $270 $246 $214 $184
Projected Servicing Revenue $270 $227 $190 $164 $141 $119 $99 $79
Projected Total Revenue $755 $653 $536 $465 $411 $365 $313 $263
2028 2029 2030 2031 2032 2033
Projected FFELP Average Balance $12,349 $9,240 $6,970 $5,115 $3,448 $2,015
Projected Excess Spread $151 $121 $94 $75 $55 $36
Projected Servicing Revenue $61 $46 $35 $26 $18 $11
Projected Total Revenue $211 $167 $129 $101 $73 $47

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate and brokered deposits and a direct retail deposit program launched in February 2010
– 17.7% Total Risk-based Capital at March 31, 2012
– Dividend of $50 million paid in February 2012
Deposit taking activities
– Strong cash position used to fund Private Education Loan originations
– Deposits totaled $6.2 billion at March 31, 2012
• $4.0 billion Brokered Deposits
• $2.2 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 14.0 months
– Total deposits decreased by 1.7% in 1Q12 due primarily to scheduled maturities in the brokered CD portfolio offset partially by an 11.3% increase in the retail deposits portfolio
Sallie Mae Bank

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Sallie Mae Bank – Capital & Deposits
*Primarily affiliate deposit accounts with no stated maturities
Regulatory Capital Ratios
Ratio Mar 12 Dec 11 Sep 11 Jun 11 Mar 11 Dec 10
Tier 1 Leverage 14.2% 14.9% 16.4% 15.3% 12.9% 12.1%
Tier 1 Risk Based 16.7% 18.3% 20.3% 23.1% 17.0% 18.7%
Total Risk Based 17.7% 19.5% 21.4% 24.4% 18.3% 19.7%
Bank Deposits
($ millions)
Mar 12 Dec 11 Sep 11 Jun 11 Mar 11 Dec 10
Brokered CDs $3,455 $3,734 $3,262 $3,262 $4,177 $4,604
Brokered – Other 536 529 519 284 273 274
Retail Deposits 1,768 1,589 1,435 1,199 1,222 1,090
Other Deposits* 462 473 529 436 461 458
Total Deposits $6,221 $6,325 $5,745 $5,181 $6,133 $6,426

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 43 Risk-Adjusted Capitalization

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Strong Capital Position
($ in Billions) Q1 12 Q4 11 Q1 11
GAAP Capital $5.0 $5.3 $5.2
Goodwill & Intangibles (0.5)                  (0.5)                   (0.5)
Derivative Mark-to-Market 1.1                   1.0                     0.8
Unamortized Premiums from Floors 0.7                   0.8                     0.9
Tangible Economic Capital $6.4 $6.5 $6.4
Private Loan Reserve 2.2                   2.2                     2.0
Available Risk Capital $8.6 $8.7 $8.4
Risk Assets (Before Loan Loss Reserves)
Private Credit $38.9 $38.5 $38.0
Other Risk Assets 1.1                   1.1                     1.5
Total Risk Assets $40.0 $39.6 $39.5
Capital to Risk Assets: 21.6% 22.0% 21.3%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
10% of
Assets
Private
Education
Loans
19% of
Assets
Government
Guaranteed
Loan Assets
71% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangibles for which capital is allocated at 100%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 46 FFELP ABS Appendix

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Federal Student Loan Market
Outstanding Government Student Loan
Market Distribution
FFYE 9/30/2011 ($ in billions)
Top 10 Holders of FFELP Loans
FFYE 9/30/2011 ($ in millions)
Source:  Department of Education Annual Performance and Accountability Reports, FY 2011, Notes to the Principal Financial Statements, Credit Programs note; Federally-owned FFELP is calculated based on receivables in purchase program and participated loans sold to the Department.
1 Student Loan Xpress is a CIT company
Lender Name
FY11
SLM CORPORATION $139,540
NELNET
$25,169
WELLS FARGO
$17,923
BRAZOS GROUP
$10,976
JPMORGAN CHASE BANK
$9,371
PA HIGHER ED ASST AUTH (PHEAA)
$8,172
PNC
$7,732
College Loan Corp
$7,645
CIT 1
$7,396
Goal Financial
$6,466
Top 10 Holders $240,390
FDLP, $256
FFELP
Loans, $328
FFELP
owned by
ED, $147

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
SLM Stafford/PLUS ABS Trusts
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
Historical SLM Stafford/PLUS ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
1 2 3 4 5 6 7 8 9 10
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2008 Trusts 2010 Trusts
Years Since Inception
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
1 2 3 4 5 6 7 8 9 10

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Consolidation ABS Trusts
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-
consolidation of borrowers’ loans
Prepayment Analysis
0%
3%
5%
8%
10%
13%
15%
18%
20%
1 2 3 4 5 6 7 8 9
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2009 Trusts 2011 Trusts
Years  Since Inception
0%
3%
5%
8%
10%
13%
15%
18%
20%
2004 2005 2006 2007 2008 2009 2010 2011 2012

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 51 Private Education Loan ABS Appendix

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued over $246 billion in ABS to date
In 2011, Sallie Mae re-established programmatic issuance of private education loan ABS
Sallie Mae’s recent private education loan ABS employ highly consistent collateral pools and structures
Recent SLM private education loan ABS issues include:
– Nov 2011 - $721 million SLM 2011-C issue
– Feb 2012 - $547 million SLM 2012-A issue
– Apr 2012 - $891 million SLM 2012-B issue

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Issue size of $500M to $1.0B
Triple-A rated senior notes only; no
subordinate tranches
20-30% overcollateralization
Multiple tranches with 2, 5, and/or 7 yr
average lives
Fixed rate or floating rate tied to 1 month
LIBOR
Full-turbo structure
Collateralized by loans made to students
and parents to fund college tuition, room
and board
Underwritten using FICO, Custom
Scorecard & DTI w/risk-based pricing
70(+)% with co-borrowers, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

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SLM Private Education Loan ABS Summary
(1) Assumes Prime/LIBOR spread of 2.75%.
SLM Private Education Trusts
Summary Information
09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B
Bond Amount ($mil) 2,593 1,109 1,680 590 1,550 869 1,701 562 825 743 547 891
Initial AAA Enhancement (%) 35% 34% 32% 37% 23% 45% 37% 21% 18% 26% 27% 26%
Loan Program (%)
Signature/Law/MBA/Med 68% 50% 52% -- 76% 46% 89% 88% 91% 71% 61% 48%
Smart Option -- -- -- -- -- -- -- -- -- 10% 20% 30%
Consolidation 13% 10% 14% -- 1% 8% 11% 0% 0% 7% 6% 9%
Direct to Consumer 19% 40% 34% -- 10% 20% -- 9% 6% 12% 12% 12%
Career Training -- -- -- 100% 13% 26% -- 3% 3% 0% 1% 1%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Loan Status (%)
School, Grace, Deferment 63% 62% 57% 0% 63% 12% 36% 55% 55% 37% 25% 20%
Repayment 34% 35% 40% 98% 32% 85% 60% 43% 43% 60% 73% 78%
Forbearance 3% 3% 3% 2% 5% 3% 3% 2% 3% 2% 2% 2%
Wtd Avg Term to Maturity (Mo.) 209 208 211 141 190 169 194 192 189 182 171 164
% Loans with Cosigner 63% 63% 64% 70% 72% 65% 62% 72% 75% 71% 75% 77%
% Loans with No Cosigner 37% 37% 36% 30% 28% 35% 38% 28% 25% 29% 25% 23%
Wtd Avg FICO at Origination 728 727 731 747 739 734 727 737 736 733 735 736
Wtd Avg Recent FICO at Issuance 714 713 714 725 725 732 713 723 722 720 724 726
WA FICO (Cosigner at Origination) 742 741 744 753 749 744 742 747 745 744 745 745
WA FICO (Cosigner at Rescored) 733 731 729 734 739 740 733 736 731 734 732 734
WA FICO (Borrower at Origination) 703 704 707 734 714 712 701 709 710 704 705 705
WA FICO (Borrower at Rescored) 680 684 686 703 691 716 679 690 695 688 700 700
Wtd Avg Loan Margin - LIBOR 6.86% 6.88% 6.86% 10.63% 7.44% 8.19% -- 7.64% 7.47% 7.83% 8.35% 8.53%
Wtd Avg Loan Margin - Prime 2.37% 2.77% 2.43% 2.94% 2.94% 2.37% 1.89% 1.83% 2.03% 2.28% 2.37% 2.38%
Wtd Avg LIBOR Equivalent Margin
(1)
5.19% 5.60% 5.23% 6.99% 7.09% 5.26% 4.64% 7.35% 7.17% 6.23% 6.60% 6.86%

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Constraining rating agency AAA/Aaa gross default stress levels at issuance
Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.
27.6%
25.6%
33.9%
36.3%
54.8%
44.4%
49.8%
48.2%
52.6%
50.1%
56.8%
54.4%
59.4%
58.0%
55.7%
52.7%
49.3%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
06-A 06-B 06-C 07-A 09-A 09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B

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SLM Private Education Loan ABS Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

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SLM Private Education Loan ABS  90+ Day Delinquencies
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past
Delinquent borrowers who have made at least one payment during delinquency are far less likely to default
Recent Private Education Loan ABS Trust Performance
Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
SLM Private Education Loan ABS  Annualized Gross Charge-Offs
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment

SLM Private Education Loan ABS Gross Defaults
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1,
2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM
Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2) Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including:
bankruptcy stay, deferment, forbearance or delinquency.
As of February 29, 2012
Actual-to-Date Cumulative Gross Defaults,
Bankruptcy or death - other (3)
Bankruptcy or death - now current or paid off (2)
All Trust Loans
including Bankruptcy Information
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Charge-off - 212+  days delinquent (1)

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Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts
– Loans that defaulted in 1998-2003 had recovery rates of 7 – 14% five years after default
– The 2005 cohort had a recovery rate of 24% six years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the 27% life-
of loan recovery expectation remains in place

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
SLM Private Education Loan ABS Prepayment Analysis
Historical SLM Private Credit ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private
Credit Consolidation loans, but then declined accordingly following SLM’s decision to suspend its consolidation loan program

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
The following cohort default triangles provide loan performance information for certain
Private Education Loans of SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria (including those criteria listed below):
– Program types include Undergraduate/Graduate , Direct-to-Consumer (“DTC”) , Career
Training , Private Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan  brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical , trade, K-12 or tutoring schools.
(2)
(3)
• Undergraduate/Graduate at not-for-profit schools:
•
Undergraduate/Graduate at for-profit schools:     670
• DTC loans:    670
• Career Training loans:    670
•
Private Consolidation loans:
(1)
640
640
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, co-borrower status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

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Cohort Default Triangles
Note: Data as of 3/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)

Note: Data as of 3/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

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Undergraduate/Graduate
(1)
With Co-signer
Undergraduate/Graduate
(1)
Without Co-signer

Note: Data as of 3/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Cohort Default Triangles

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68
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 3/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

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Note: Data as of 3/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles
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70
Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 3/31/12.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

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Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Note: Data as of 3/31/12.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)
Cohort Default Triangles

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72

Note: Data as of 3/31/12.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles

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Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 74 GAAP to “Core Earnings” Reconciliation

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors